FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
              --------------------------------------------------
             500 PLAZA DRIVE, SECAUCUS, NJ 07094, (201) 319-4000


                                ANNUAL REPORT
                              SEPTEMBER 30, 1997




LETTER TO SHAREHOLDERS
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

October 24, 1997

Dear Shareholder:

We are pleased to report the performance numbers for our fiscal year ending September 30, 1997. Portfolio results have been strong, although we were unable to match the performance of the Russell 2000 Index, which measures the performance of small cap U.S. stocks. Shown below are the Portfolio's total returns for the most recent six- and twelve-month periods ending September 30, 1997, based on net asset value. For comparison, we have also shown the returns for the S&P 500 Stock Index, a common measure of the broad stock market.


INVESTMENT RESULTS*
Total Returns for Periods Ended
September 30, 1997
                                         6 MONTHS      12 MONTHS
                                        ----------    -----------
FIDUCIARY MANAGEMENT
  ASSOCIATES - GROWTH PORTFOLIO           27.00%         27.28%
RUSSELL 2000 INDEX                        33.51%         33.19%
S&P 500 STOCK INDEX                       26.24%         40.43%


REVIEW OF INVESTMENT STRATEGY
Throughout the past six months, we have made some changes in the investment strategies that were implemented back in 1994 and 1995. First, within the energy sector, we have eliminated our holdings in offshore drillers. However, we are still bullish about onshore drillers and hold a position in Parker Drilling.

We continue to see a tightening in the demand/supply for oil tankers similar to the demand crunch faced by drilling rig operators over the last two years. Both OMI Corporation and Knightsbridge Tankers are likely beneficiaries of this trend. We continue to feel confident about the prospects for the U.S. refining business and have maintained a position in Valero Energy.

On the cyclical side, we continue to look for industries where demand is growing much greater than supply and capacity to meet demand is insufficient. As a result, companies can raise prices to meet this greater demand and most of this falls right to the bottom line as incremental profitability. We continue to overweight the airline industry, hotel industry, and rental car industry, believing that they exhibit superior pricing power.

Specifically, the airline industry today is more fundamentally sound than it has ever been. Airline operators are much more focused on their bottom line than was the case in previous cycles, and are taking their excess cash flow and instead paying down debt and buying back stock. We feel that both Continental Airlines and Alaska Air Group should perform well. Similarly, both the hotel industry and rental car industry are experiencing close to 10% price growth on a year-over-year basis, substantially adding to profitability. This year is the first time the auto rental industry has increased rental rates in 10 years. We should continue to see less inventory, higher inventory turns, higher prices and therefore greater profitability going forward. We feel Budget Group and Avis Rent A Car should do well as a result of these trends.

We have added to the Portfolio's healthcare holdings, focusing specifically on biotechnology companies with products either approved by the FDA or nearing the end of the approval process. Therefore, many of the risk hurdles that these companies typically face are already behind them. We currently hold positions in GelTex Pharmaceuticals, Medimmune, Neurex and IDEC Pharmaceuticals.

The retail and apparel sectors continue to present attractive growth stocks with very low price/earnings ratio multiples. We believe that the strong trend favoring casual wear will continue to benefit Nautica Enterprises, Tommy Hilfiger and Abercrombie & Fitch. Furthermore, the changing landscape within the automobile retail sector will likely benefit Circuit City's Car Max as the superstore format further penetrates the automobile market. Miller Industries, a leading auto towing manufacturer, is trying to consolidate the towing service industry. We are very excited about the prospects for this investment.

Within the technology sector, we increased our weighting in the summer from 9% to 12% of the portfolio. However, our technology stake is still less than that of the Russell 2000, and the recent sell-off in the group has hurt us less than other small cap portfolios with greater exposure to technology stocks.


1



FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

Lastly, we have added a few holdings in the real estate investment trust (REIT) sector. The Portfolio now holds positions in Security Capital Group, Chelsea GCA Realty and Glenborough Realty Trust. We feel that the strength of the economy, coupled with minimal new construction, has led to higher valuations. The real estate industry is also going through a structural change, from private companies to publicly traded REITs.

Thank you for your continued interest in the FMA - Growth Portfolio. We look forward to reporting to you on future market activity and investment results.

Sincerely,


Alden M. Stewart
Chairman and President


Randall E. Haase
Senior Vice President


2



FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
9/30/87 TO 9/30/97

$37,000
$31,000
$25,000
$19,000
$13,000
$10,000
$7,000

S&P 500: $39,500
FMA- GROWTH PORTFOLIO: $33,186
RUSSELL 2000 INDEX: $31,749

9/30/87  9/30/88  9/30/89  9/30/90  9/30/91  9/30/92  9/30/93  9/30/94  9/30/95
9/30/96 9/30/97


This chart illustrates the total value of an assumed $10,000 investment in Fiduciary Management Associates - Growth Portfolio (from 9/30/87 to 9/30/97) as compared to the performance of appropriate broad-based indices. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Russell 2000 Index measures small-cap stock performance.


Fiduciary Management Associates - Growth Portfolio
Standard &Poor's 500 Stock Index
Russell 2000 Index


3



TEN LARGEST HOLDINGS
SEPTEMBER 30, 1997
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                    VALUE          PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Parker Drilling Co.                    $ 3,096,731                 3.6%
OMI Corp.                                2,918,750                 3.4
Mohawk Industries, Inc.                  2,597,888                 3.0
Consolidated Freightways Corp.           2,481,600                 2.9
Budget Group, Inc. Cl.A                  2,095,500                 2.4
Continental Airlines, Inc. Cl.B          2,047,500                 2.4
GelTex Pharmaceuticals, Inc.             1,968,800                 2.3
Alaska Air Group, Inc.                   1,719,363                 2.0
Miller Industries, Inc.                  1,709,450                 2.0
Telephone and Data Systems, Inc.         1,701,000                 1.9
                                       $22,336,582                25.9%


4



PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS AND OTHER INVESTMENTS-95.7%
CONSUMER PRODUCTS & SERVICES-33.3%
ADVERTISING-1.0%
Snyder Communications, Inc. (a)                  32,100      $   882,750

AIRLINES-4.4%
Alaska Air Group, Inc. (a)                       52,300        1,719,363
Continental Airlines, Inc. Cl.B (a)              52,000        2,047,500
                                                             ------------
                                                               3,766,863

APPAREL-4.6%
Nautica Enterprises, Inc. (a)                    43,800        1,231,875
Stride Rite Corp.                                71,900          975,144
Tefron, Ltd. (a)                                  4,900           98,000
Timberland Co. Cl.A (a)                           4,900          390,775
Tommy Hilfiger Corp. (a)                         24,900        1,243,443
                                                             ------------
                                                               3,939,237

AUTO & RELATED-6.8%
Avis Rent A Car, Inc. (a)                        22,700          541,963
Budget Group, Inc. Cl.A (a)                      63,500        2,095,500
Miller Industries, Inc. (a)                     143,200        1,709,450
Monaco Coach Corp. (a)                           32,500          767,812
Watsco, Inc.                                     24,600          768,750
                                                             ------------
                                                               5,883,475

BROADCASTING & CABLE-1.5%
Globecomm Systems, Inc. (a)                      25,000          437,500
Sinclair Broadcast Group, Inc. Cl.A (a)          22,200          896,325
                                                             ------------
                                                               1,333,825

CONTAINERS & PACKAGING-1.8%
Silgan Holdings, Inc. (a)                        20,200          808,000
U.S. Can Corp. (a)                               43,400          721,525
                                                             ------------
                                                               1,529,525

ENTERTAINMENT & LEISURE-0.8%
Florida Panthers Holdings, Inc. Cl.A (a)         25,800          607,913
Trendwest Resorts, Inc. (a)                       4,100           96,350
                                                             ------------
                                                                 704,263

RESTAURANTS & LODGING-1.8%
Extended Stay America, Inc. (a)                  34,908          523,620
Interstate Hotels Co. (a)                        15,100          492,638
Suburban Lodges of America, Inc. (a)             19,900          524,862
                                                             ------------
                                                               1,541,120

RETAILING-8.3%
Abercrombie & Fitch Co. Cl.A (a)                 26,500          695,625
Circuit City Stores, Inc -
  Car Max Group (a)                              76,300        1,263,719
Filene's Basement Corp. (a)                      32,500          270,156
Furniture Brands International, Inc. (a)         39,300          741,787
Industrie Natuzzi S.p.A. (ADR) (b)               48,800        1,155,950
Pacific Sunwear of California (a)                25,500        1,045,500
St. John Knits, Inc.                             21,300          957,169
The Finish Line Cl.A (a)                         32,200          609,787
Wet Seal, Inc. Cl.A (a)                          18,500          432,438
                                                             ------------
                                                               7,172,131

MISCELLANEOUS-2.3%
Equity Corp. International (a)                   22,900          533,856
International Alliance Services, Inc. (a)        55,000          543,125
  warrants, expiring 12/30/99 (a)               191,000          357,743


5



PORTFOLIO OF INVESTMENTS (CONTINUED)
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
TeleTech Holdings, Inc. (a)                      38,100      $   535,781
                                                             ------------
                                                               1,970,505
                                                             ------------
                                                              28,723,694

BASIC INDUSTRIES-23.2%
BUILDING & RELATED-0.8%
Hughes Supply, Inc.                              21,800          658,088

CHEMICALS-1.6%
Crompton & Knowles Corp.                         40,000        1,062,500
Polymer Group, Inc. (a)                          28,389          365,508
                                                             ------------
                                                               1,428,008

ENVIRONMENTAL CONTROL-1.8%
American Disposal Services, Inc. (a)             26,520          828,750
Superior Services, Inc. (a)                      26,100          743,850
                                                             ------------
                                                               1,572,600

FOREST PRODUCTS-0.6%
Buckeye Cellulose Corp. (a)                      12,500          503,906

METAL HARDWARE-4.7%
Bethlehem Steel Corp. (a)                       132,100        1,362,281
Birmingham Steel Corp.                           26,400          457,050
Kaiser Aluminum Corp. (a)                        61,900          878,206
Steel Dynamics, Inc. (a)                         21,100          495,850
WHX Corp. (a)                                    67,400          876,200
                                                             ------------
                                                               4,069,587

METALS & MINING-0.4%
Pegasus Gold, Inc. (a)                           23,500          132,188
Royal Oak Mines, Inc. (a)                        79,200          222,750
                                                             ------------
                                                                 354,938

TEXTILE PRODUCTS-4.1%
Mohawk Industries, Inc. (a)                      94,900        2,597,888
Novel Denim Holdings, Ltd. (a)                   33,900          915,300
                                                             ------------
                                                               3,513,188

TRANSPORTATION & SHIPPING-9.2%
Consolidated Freightways Corp. (a)              140,800        2,481,600
Genesee & Wyoming, Inc. Cl.A (a)                 17,100          540,788
Knightsbridge Tankers, Ltd.                      43,400        1,228,762
OMI Corp. (a)                                   233,500        2,918,750
Roadway Express, Inc.                            27,100          741,862
                                                             ------------
                                                               7,911,762

                                                             ------------
                                                              20,012,077

TECHNOLOGY-15.6%
AEROSPACE & DEFENSE-0.6%
Doncasters Plc (ADR) (a)(c)                      16,200          486,000

COMMUNICATION EQUIPMENT-1.4%
Comverse Technology, Inc. (a)                    23,300        1,229,075

COMPUTER PERIPHERALS-0.4%
Read-Rite Corp. (a)                              13,900          340,550

COMPUTER SOFTWARE & SERVICES-5.1%
Check Point Software Technologies, Ltd. (a)      30,800          954,800
Checkfree Corp. (a)                              39,400          832,325
Cognos, Inc. (a)                                 21,900          520,125
DBT Online, Inc. (a)                             12,100          747,175
QAD, Inc. (a)                                    31,300          582,962
Rational Software Corp. (a)                      48,900          782,400
                                                             ------------
                                                               4,419,787

NETWORKING SOFTWARE-1.1%
The Registry, Inc. (a)                           20,100          927,113


6



FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
SEMI-CONDUCTOR EQUIPMENT-2.7%
Actel Corp. (a)                                  45,400      $   873,950
CFM Technologies, Inc. (a)                       18,000          705,375
PMC-Sierra, Inc. (a)                             29,900          762,450
                                                             ------------
                                                               2,341,775

TELECOMMUNICATIONS-4.3%
ACC Corp. (a)                                    14,100          463,538
Millicom International Cellular, SA (a)(d)       30,000        1,567,500
Telephone and Data Systems, Inc.                 37,800        1,701,000
                                                             ------------
                                                               3,732,038
                                                             ------------
                                                              13,476,338

HEALTH CARE-10.5%
BIOTECHNOLOGY-6.7%
Endovascular Technologies (a)                    22,300          381,887
GelTex Pharmaceuticals, Inc. (a)                 73,600        1,968,800
IDEC Pharmaceuticals Corp. (a)                   18,000          753,750
Medimmune, Inc. (a)                              41,200        1,514,100
Neurex Corp. (a)                                 75,000        1,106,250
                                                             ------------
                                                               5,724,787

DRUGS, HOSPITAL SUPPLIES &
  MEDICAL SERVICES-3.8%
AutoCyte, Inc. (a)                               31,900          271,150
Mid Atlantic Medical Services, Inc. (a)          50,900          804,856
National Surgery Centers, Inc. (a)               53,600        1,165,800
Physio-Control International Corp. (a)           39,000          660,563
Synetic, Inc. (a)                                 9,700          397,700
                                                             ------------
                                                               3,300,069
                                                             ------------
                                                               9,024,856

ENERGY-7.4%
OIL & GAS SERVICES-7.4%
Costilla Energy, Inc. (a)                        65,000          926,250
Parker Drilling Co. (a)                         203,900        3,096,731
Southern Union Co.                               45,900        1,118,813
Valero Energy Corp.                              37,700        1,237,031
                                                             ------------
                                                               6,378,825

FINANCIAL SERVICES-4.4%
REAL ESTATE-4.4%
CCA Prison Realty Trust                          17,100          645,525
Chelsea GCA Realty, Inc.                         20,400          851,700
Glenborough Realty Trust, Inc.                   22,000          609,125
Security Capital Group, Inc. Cl.B (a)            49,000        1,684,375
                                                             ------------
                                                               3,790,725

MULTI INDUSTRY-0.9%
Culligan Water Technologies, Inc. (a)            17,100          786,600

PRIVATE PLACEMENTS-0.4%
Menlo Ventures III, A Limited
  Partnership (a)(e)                          1,000,000           83,405
Oak Investment Partners III (a)(e)            2,000,000          162,728
Oscco II, A Limited Partnership (a)(e)          750,000           13,878
RCS II, A Limited Partnership (a)(e)          1,000,000           62,774
                                                             ------------
                                                                 322,785

Total Common Stocks and Other Investments
  (cost $71,031,250)                                          82,515,900


7

PORTFOLIO OF INVESTMENTS (CONTINUED)
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
SHORT-TERM DEBT SECURITY-5.1%
Federal Home Loan Bank
  5.90%, 10/01/97
  (amortized cost $4,400,000)                    $4,400      $ 4,400,000

TOTAL INVESTMENTS-100.8%
  (cost $75,431,250)                                         $86,915,900
Other assets less liabilities-(0.8%)                            (674,842)

NET ASSETS-100%                                              $86,241,058


(a)  Non-income producing security.
(b)  Country of origin--Italy.
(c)  Country of origin--Great Britain.
(d)  Country of origin--Luxembourg.
(e)  Restricted and illiquid securities, valued at fair value (see Notes A & D).

     Glossary:
     ADR - American Depository Receipt

     See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $75,431,250)            $86,915,900
  Cash                                                                   18,994
  Receivable for investment securities sold                             942,318
  Dividends receivable                                                   21,225
  Total assets                                                       87,898,437

LIABILITIES
  Payable for investment securities purchased                         1,378,672
  Advisory fee payable                                                  161,735
  Accrued expenses                                                      116,972
  Total liabilities                                                   1,657,379

NET ASSETS                                                          $86,241,058

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                             $    25,538
  Additional paid-in capital                                         44,848,659
  Undistributed net investment income                                     1,507
  Accumulated net realized gain on investment transactions           29,880,704
  Net unrealized appreciation of investments                         11,484,650
                                                                    $86,241,058

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (based on 2,553,778 shares of beneficial interest outstanding)         $33.77


See notes to financial statements.


9



STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $1,747)  $401,762
  Interest                                              339,867    $   741,629

EXPENSES
  Advisory fee                                          942,821
  Custodian                                             122,443
  Administrative                                        108,000
  Audit and legal                                       100,106
  Transfer agency                                        19,336
  Printing                                               17,131
  Trustees' fees                                         16,000
  Registration                                            3,923
  Miscellaneous                                           8,991
  Total expenses                                                     1,338,751
  Net investment loss                                                 (597,122)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                      33,153,626
  Net change in unrealized appreciation of investments              (5,556,721)
  Net gain on investment transactions                               27,596,905

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $26,999,783



STATEMENT OF CHANGES IN NET ASSETS
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                        1997           1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $   (597,122)  $   (577,222)
  Net realized gain on investment transactions       33,153,626     51,214,394
  Net change in unrealized appreciation
    of investments                                   (5,556,721)    (1,028,571)
  Net increase in net assets from operations         26,999,783     49,608,601

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments                  (51,863,971)   (21,476,505)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (decrease)                           (49,335,287)     4,173,519
  Total increase (decrease)                         (74,199,475)    32,305,615

NET ASSETS
  Beginning of year                                 160,440,533    128,134,918
  End of year (including undistributed
    net investment income of $1,507)               $ 86,241,058   $160,440,533


See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Fiduciary Management Associates - Growth Portfolio (the "Fund"), which is a Massachusetts business trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and ask price at the regular close of the New York Stock Exchange. Over-the-counter securities not traded on national securities exchanges are valued at the mean of the closing bid and asked price. Securities which mature in 60 days or less are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net increase in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a quarterly rate equal to .1875 of 1% (approximately .75 of 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter. Pursuant to the advisory agreement, the Fund paid $108,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended September 30, 1997.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $18,000 for the year ended September 30, 1997.

Brokerage commissions paid on investment transactions for the year ended September 30, 1997 amounted to $940,817, none of which was paid to affiliated brokers.


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $269,732,258 and $362,365,624, respectively, for the year ended September 30, 1997. There were no purchases or sales of U.S. government and government agency obligations for the year ended September 30, 1997. At September 30, 1997, the cost of securities for federal income tax purposes was $76,762,340. Accordingly, gross unrealized appreciation of investments was $14,559,702 and gross unrealized depreciation of investments was $4,406,142 resulting in net unrealized appreciation of $10,153,560.

NOTE D: RESTRICTED AND ILLIQUID SECURITIES
                                                 DATE
                                               ACQUIRED         COST
                                              ----------    ----------
Menlo Ventures III, A Limited Partnership       7/28/83     $  371,161
Oak Investment Partners III                     9/28/83      1,337,231
Oscco II, A Limited Partnership                 2/16/84        617,218
RCS II, A Limited Partnership                  12/29/82        147,462
                                                            ----------
                                                            $2,473,072


The securities shown above are restricted and illiquid and have been valued at fair value in accordance with procedures described in Note A.

The value of these securities at September 30, 1997 was $322,785 representing 0.4% of net assets.

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions in shares were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                    SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,
                         1997           1996          1997            1996
                    -------------  ------------  --------------  --------------
Shares sold               83,725        31,000    $  2,874,332     $ 1,145,925
Shares issued in
  reinvestment of
  distributions        1,948,769       736,943      51,759,317      21,430,299
Shares redeemed       (3,593,101)     (548,790)   (103,968,936)    (18,402,705)
Net increase
  (decrease)          (1,560,607)      219,153    $(49,335,287)    $ 4,173,519


12



FINANCIAL HIGHLIGHTS
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                YEAR ENDED SEPTEMBER 30,
                                            ----------------------------------------------------------------
                                                1997          1996         1995         1994         1993
                                            ------------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $39.00        $32.90       $29.94       $31.29       $27.41

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.14)(a)      (.14)        (.07)        (.20)        (.10)
Net realized and unrealized gain (loss)
  on investment transactions                    7.39         11.75         7.51         (.93)        7.29
Net increase (decrease) in net asset
  value from operations                         7.25         11.61         7.44        (1.13)        7.19

LESS: DISTRIBUTIONS
Distributions from net realized gains         (12.48)        (5.51)       (4.48)        (.22)       (3.31)
Net asset value, end of year                  $33.77        $39.00       $32.90       $29.94       $31.29

TOTAL RETURN
Total investment return based on net
  asset value (b)                              27.28%        41.04%       30.94%       (3.63)%      27.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $86,241      $160,441     $128,135     $106,435     $138,932
Ratio of expenses to average net assets          .99%         1.05%        1.11%         .98%         .97%
Ratio of net investment loss to
  average net assets                            (.44)%        (.40)%       (.26)%       (.42)%       (.31)%
Portfolio turnover rate                          212%          194%         159%         116%         100%
Average commission rate (c)                   $.0543        $.0598           --           --           --


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


13



REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
FIDUCIARY MANAGEMENT ASSOCIATES-GROWTH PORTFOLIO

We have audited the accompanying statement of assets and liabilities of Fiduciary Management Associates-Growth Portfolio, including the portfolio of investments, as of September 30 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fiduciary Management Associates-Growth Portfolio at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

New York, New York
November 4, 1997


14



FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

BOARD OF TRUSTEES
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ALDEN M. STEWART, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
RANDALL E. HAASE, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


15